THE PULSE NETWORK, INC.

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm

Board of Directors
The Pulse Network, Inc.
Canton, Massachusetts

We have audited the accompanying consolidated balance sheets of The Pulse Network, Inc. and subsidiaries (the Company) as of March 31, 2012 and 2011 and the related consolidated statements of operations, stockholders' equity(deficiency) and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Pulse Network, Inc. and subsidiaries as of March 31, 2012 and 2011 and the results of their operations, changes in stockholders' deficiency and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Stowe & Degon LLC

Westborough, Massachusetts
March 27, 2013

THE PULSE NETWORK, INC.

BALANCE SHEETS
MARCH 31, 2012 AND 2011

ASSETS	2012	2011
CURRENT ASSETS:		
Cash	10,727	65,223
Accounts receivable, less allowance for doubtful accounts of $2,500 at March 31, 2011 and 2010	253,362	192,665
Prepaid expenses and deposits	70,230	37,188
Total current assets	334,319	295,076
PROPERTY AND EQUIPMENT, net	231,307	258,240
OTHER ASSETS:		
Due from stockholder	47,808	54,425
Due from affiliates	74,400	-
Other assets	29,273	30,300
Total other assets	151,481	84,725
TOTAL ASSETS	$ 717,107	$ 638,041

LIABILITIES AND STOCKHOLDERS' EQUITY	2012	2011
CURRENT LIABILITIES:		
Accounts payable and accrued expenses	$ 418,702	$ 499,616
Current maturities of capital lease obligations	10,614	10,097
Deferred revenue	826,006	381,980
Advances from stockholders	10,044	144,081
Due to affiliates	-	42,387
Deferred compensation	54,183	60,182
Total current liabilities	1,319,549	1,138,343
DEFERRED COMPENSATION, net of current portion	913,169	967,352
CAPITAL LEASE OBLIGATIONS, net of current maturities	22,759	33,373
COMMITMENTS AND CONTINGENCIES		
STOCKHOLDERS' EQUITY (DEFICIENCY):		
Common stock: $0.01 par value, authorized, 275,000 shares; issued and outstanding, 90,000 shares	241,730	241,730
Accumulated deficit	(1,780,100)	(1,742,757)
Total stockholders' deficiency	(1,538,370)	(1,501,027)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)	$ 717,107	$ 638,041

See independent auditors' report and notes to financial statements.

THE PULSE NETWORK, INC.

STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
YEARS ENDED MARCH 31, 2012 AND 2011

	2012	2011
NET SALES	4,157,757	5,173,206
COST OF SALES	1,231,897	1,456,289
GROSS PROFIT	2,925,860	3,716,917
SELLING EXPENSES	655,851	384,896
GENERAL AND ADMINISTRATIVE EXPENSES	2,307,352	3,020,018
NET INCOME (LOSS)	(37,343)	312,003
ACCUMULATED DEFICIT:		
Beginning of year	(1,742,757)	(2,054,760)
End of year	$ (1,780,100)	$ (1,742,757)
NET EARNINGS (LOSS) PER SHARE, basic and diluted	$ (0.41)	$ 3.47

See independent auditors' report and notes to financial statements.

THE PULSE NETWORK, INC.

STATEMENTS OF CASH FLOWS
YEARS ENDED MARCH 31, 2012 AND 2011

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net income (loss)	$ (37,343)	$ 312,003
Adjustments to reconcile net income to net cash provided by operating activities:		
Depreciation	80,379	62,294
Changes in operating assets and liabilities:		
Accounts receivable	(60,697)	605,725
Prepaid expenses and deposits	(33,042)	(36,873)
Due from affiliates	(116,787)	58,587
Other assets	1,027	1,450
Accounts payable and accrued expenses	(80,914)	(331,414)
Deferred revenue	444,026	(602,722)
Deferred compensation	(60,182)	(48,930)
Net cash provided by operating activities	136,467	20,120
CASH FLOWS FROM INVESTING ACTIVITIES:		
Additions to property, plant and equipment	(53,446)	(130,405)
Net cash used for investing activities	(53,446)	(130,405)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Advances to stockholders	(127,420)	(5,000)
Payments of long-term debt	(10,097)	(3,726)
Net cash used for financing activities	(137,517)	(8,726)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(54,496)	(119,011)
CASH AND CASH EQUIVALENTS:		
Beginning of year	65,223	184,234
End of year	$ 10,727	$ 65,223
NONCASH INVESTING AND FINANCING TRANSACTIONS		
Equipment purchased through capital lease arrangements	$ -	$ 47,196

See independent auditors' report and notes to financial statements.

1. ORGANIZATION AND NATURE OF BUSINESS

The Pulse Network, Inc. (the "Company") was founded in 2002 as Exgenex, Inc., a New York Corporation. In 2008, the Company incorporated in Massachusetts under the name Crosstech Group, Inc. In 2011 the Company changed its name to The Pulse network, Inc. The Company offers digital media and event solutions to its customers through content and inbound marketing, social strategy and event marketing.

Pulse Network Management LLC (PNM) is a wholly owned subsidiary of The Pulse Network Inc. PNM's sole function is leasing employees to the Company. The entire workforce of the Company is leased from PNM.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation - The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

Cash - The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. Bank deposits at times may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Accounts Receivable - Accounts receivable represent balances due from customers. Credit risk associated with balances due from customers is evaluated by management relative to financial condition and past payment experience. Balances that remain outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts. The allowance of doubtful accounts was $2,900 and $2,500 at March 31, 2012 and 2011, respectively.

Property and Equipment - Property and equipment is stated at cost. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the related assets, which range from three to five years. Repairs and maintenance costs are expensed as incurred.

Impairment of Long-Lived Assets – Long-lived assets, such as property, equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset or asset group to estimated future undiscounted net cash flows of the related asset or group of assets over their remaining lives. If the carrying amount of an asset exceeds its estimated future undiscounted cash flows, an impairment charge is recognized for the amount by which the carrying amount exceeds the estimated fair value of the asset. Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent of other groups of assets. The impairment of long-lived assets requires judgments and estimates. If circumstances change, such estimates could also change.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations of Sales to Certain Customers – During 2012 the Company had sales to one customer that accounted for approximately 11% of total revenue during 2012.

Revenue Recognition - The Company's revenue consists principally of event platform revenue derived from management of customer events and recognized at the conclusion of the event; event sponsor revenue derived from sponsors of events hosted by the Company and recognized at the conclusion of the event; and content marketing platform and other revenue are derived from providing ongoing solutions related to customer website content and are recognized as services are provided over the life of the contract.

Deferred Revenue - Deferred revenue consists of billings or payments received for future events in advance of revenue recognition. The Company recognizes these billings and payments as revenue when the revenue recognition criteria are met.

Income Taxes – The Company has elected to be treated as an S Corporation for federal and state income tax purposes whereby its income or losses are passed through to its stockholders. Accordingly, there is no provision for federal income taxes in these financial statements. The Company is liable in Massachusetts for state corporate taxes based upon tangible assets

The Company recognizes in its financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The Company' policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company did not have any unrecognized tax benefits or accrued interest and penalties during the years ended December 31, 2012 and 2011 and does not anticipate having any unrecognized tax benefits over the next twelve months. The Company is subject to audit by the IRS for tax periods commencing January 1, 2009.

3. PROPERTYAND EQUIPMENT

Property and equipment at March 31, 2012 and 2011 consists of the following:

	2012	2011
Computer equipment	$ 224,347	$ 215,077
Audio and video equipment	87,761	74,236
Furniture and fixtures	12,478	7,850
Office equipment	27,153	19,512
Event equipment	82,020	63,638
	433,759	380,313
Accumulated depreciation	(202,452)	(122,073)
Property and equipment, net	$ 231,307	$ 258,240

4. RELATED PARTY TRANSACTIONS

Due from stockholder consists of non-interest bearing advances to one stockholder with no set repayment terms.

Due to stockholders consists of non-interest bearing advances from two stockholders with no set repayment terms.

4. RELATED PARTY TRANSACTIONS (CONTINUED)

Due from (to) affiliates consists of the net amounts due to or from three entities in which the stockholders of the Company have a non-controlling interest. These amounts arise primarily as a result of the Company having paid expenses totaling $499,783 and $338,859 during the years ended March 31, 2012 and 2011, respectively, on behalf of these three entities less amounts repaid by these entities. These advances have no set repayment terms.

Included in sales revenue for the years ended March 31, 2012 and 2011 are sales of $227,538 and $241,979, respectively with one entity related through common ownership.

The Company leases its office space under a non-cancelable lease agreement with a related party which expires August 1, 2015. Future minimum rent payment under this agreement are $72, 369 for each of the years ending March 31, 2013, 2014 and 2015 and $24,123 for the year ending March 31, 2016. Total rent expense, including common area, maintenance, taxes, insurance and utilities, was $130,426 and $127,163 for the years ended March 31, 2012 and 2011, respectively.

5. DEFERRED COMPENSATION

In September 2004 the Company entered into a deferred compensation arrangement with a former stockholder. Under the terms of the arrangement, beginning in January 2005, the former stockholder receives semi-monthly payments of $4,167 through December 2024. The amount included on the Company's balance sheets at March 31, 2012 and 2011 represents the net present value of the remaining payments calculated using a discount rate of 5%. The amount of deferred compensation expected to be paid within twelve months of the balance sheet date is classified as a current liability with the remainder classified as non-current. Future maturities of this obligation are as follows:

Year ending March 31:

2013	$ 54,183
2014	56,956
2015	59,875
2016	62,942
2017	66,166
Thereafter	667,230
Total	$ 967,352

6. CAPITAL LEASE OBLIGATIONS

The Company leases certain equipment under capital leases expiring in various years through 2016. The net book value of assets held under capital leases at March 31, 2012 and 2011 is $33,771 and $43,210, respectively. The annual repayments of capital lease obligations at March 31, 2012 are as follows:

2013	$ 12,245
2014	12,245
2015	10,429
2016	1,660
Total minimum lease payments	36,579
Less amount representing interest	3,206
Present value of minimum lease payments	33,373
Present value of minimum lease payments due within one year	10,614
Present value of net minimum lease payments due beyond on year	$ 22,759

7. SUBSEQUENT EVENTS

The Company entered into a line of credit agreement with Boston Private Bank Trust Company in April 2012 in order to secure additional working capital. The agreement allows the Company to borrow an amount up to $250,000, guaranteed by Stephen Saber, John Saber and Nicholas Saber, at an interest rate of 4.5% and matures in June 2013.

In January 2013 the Company repaid and replaced this line of credit with a new line of credit agreement which allows the Company to borrow up to $150,000 and a three year term loan in the amount of $350,000.

Management of the Company has evaluated subsequent events through March 27, 2013, the date these financial statements were available to be issued.

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THE PULSE NETWORK, INC.

TABLE OF CONTENTS

THE PULSE NETWORK, INC.

BALANCE SHEETS (UNAUDITED)
DECEMBER 31, 2012 AND MARCH 31, 2012

ASSETS		December 31, 2012 (Unaudited)		March 31, 2012 (Unaudited)
CURRENT ASSETS:				
Cash	$	-	$	10,727
Accounts receivable, less allowance for doubtful accounts of $4,100 at December 31, 2012 and $2,800 at March 31, 2012		517,474		253,362
Prepaid expenses and deposits		43,506		70,230
Total current assets		560,980		334,319
PROPERTY AND EQUIPMENT, net		202,884		231,307
OTHER ASSETS:				
Due from stockholder		76,044		47,808
Due from affiliates		-		74,400
Other assets		31,085		29,273
Total other assets		107,129		151,481
TOTAL ASSETS	$	870,993	$	717,107
LIABILITIES AND STOCKHOLDERS' EQUITY				
CURRENT LIABILITIES:				
Note payable - bank	$	250,000		-
Accounts payable and accrued expenses		470,656		418,702
Current maturities of capital lease obligations		15,729		10,614
Deferred revenue		428,877		826,006
Advances from stockholders		592,515		67,544
Due to affiliates		73,554		-
Deferred compensation		56,251		54,183
Total current liabilities		1,887,582		1,377,049
DEFERRED COMPENSATION, net of current portion		870,718		913,169
CAPITAL LEASE OBLIGATIONS, net of current maturities		31,824		22,759
COMMITMENTS AND CONTINGENCIES				
STOCKHOLDERS' EQUITY (DEFICIENCY):				
Common stock: $0.01 par value, authorized, 275,000 shares; issued and outstanding, 90,000 shares		241,730		241,730
Accumulated deficit		(2,160,861)		(1,837,600)
Total stockholders' deficiency		(1,919,131)		(1,595,870)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)	$	870,993	$	717,107

See notes to financial statements.

THE PULSE NETWORK, INC.

STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT (UNAUDITED)
NINE MONTHS ENDED DECEMBER 31, 2012 AND 2011

	2012 (Unaudited)	2011 (Unaudited)
NET SALES	3,162,375	3,340,106
COST OF SALES	1,239,131	1,047,337
GROSS PROFIT	1,923,244	2,292,769
SELLING EXPENSES	328,886	504,194
GENERAL AND ADMINISTRATIVE EXPENSES	1,917,619	1,882,190
NET LOSS	(323,261)	(93,615)
ACCUMULATED DEFICIT		
Beginning of period	(1,836,372)	(1,742,757)
End of period	$ (2,159,633)	$ (1,836,372)
NET LOSS PER SHARE, basic and diluted	$ (3.59)	$ (1.04)

See notes to financial statements.

THE PULSE NETWORK, INC.

STATEMENTS OF CASH FLOWS (UNAUDITED)
NINE MONTHS ENDED DECEMBER 31, 2012 AND 2011

	2012 (Unaudited)	2011 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net loss	$ (323,261)	$ (93,615)
Adjustments to reconcile net loss to net cash provided by operating activities:		
Depreciation	52,766	46,550
Changes in operating assets and liabilities:		
Accounts receivable	(264,112)	(128,390)
Prepaid expenses and deposits	26,724	27,188
Due from affiliates	147,954	(133,017)
Other assets	(1,812)	(2,114)
Accounts payable and accrued expenses	51,954	(12,595)
Deferred revenue	(397,129)	381,997
Deferred compensation	(40,383)	(42,989)
Net cash provided by (used for) operating activities	(747,299)	43,015
CASH FLOWS FROM INVESTING ACTIVITIES:		
Additions to property and equipment	-	(53,446)
Net cash used for investing activities	-	(53,446)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Advances to stockholders	496,735	32,518
Proceeds from note payable - bank	250,000	-
Payments of capital lease obligations	(10,163)	(14,363)
Net cash provided by financing activities	736,572	18,155
NET INCREASE (DECREASE) IN CASH	(10,727)	7,724
CASH:		
Beginning of period	10,727	65,223
End of period	$ -	$ 72,947
SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:		
Interest paid	$ 9,737	$ -
NONCASH INVESTING AND FINANCING TRANSACTIONS		
Equipment purchased through capital lease arrangements	$ 24,343	$ -

See notes to financial statements.

1. ORGANIZATION AND NATURE OF BUSINESS

The Pulse Network, Inc. (the "Company") was founded in 2002 as Exgenex, Inc., a New York Corporation. In 2008, the Company incorporated in Massachusetts under the name Crosstech Group, Inc. In 2011 the Company changed its name to The Pulse network, Inc. The Company offers digital media and event solutions to its customers through content and inbound marketing, social strategy and event marketing.

Pulse Network Management LLC (PNM) is a wholly owned subsidiary of The Pulse Network Inc. PNM's sole function is leasing employees to the Company. The entire workforce of the Company is leased from PNM.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation - The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

Cash - The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. Bank deposits at times may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Accounts Receivable - Accounts receivable represent balances due from customers. Credit risk associated with balances due from customers is evaluated by management relative to financial condition and past payment experience. Balances that remain outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts. The allowance of doubtful accounts was $4,100 and $2,800 at December 31, 2012 and March 31, 2012, respectively.

Property and Equipment - Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets, which range from three to five years. Repairs and maintenance costs are expensed as incurred.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Impairment of Long-Lived Assets – Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset or asset group to estimated future undiscounted net cash flows of the related asset or group of assets over their remaining lives. If the carrying amount of an asset exceeds its estimated future undiscounted cash flows, an impairment charge is recognized for the amount by which the carrying amount exceeds the estimated fair value of the asset. Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent of other groups of assets. The impairment of long-lived assets requires judgments and estimates. If circumstances change, such estimates could also change.

Concentrations of Sales to Certain Customers – For the nine months ended December 31, 2012 the Company had sales to one customer that accounted for approximately 10% of total revenue during 2012. There were no such concentrations for the nine month period ended December 31, 2011.

Revenue Recognition - The Company's revenue consists principally of event platform revenue derived from management of customer events and recognized at the conclusion of the event; event sponsor revenue derived from sponsors of events hosted by the Company and recognized at the conclusion of the event; and content marketing platform and other revenue are derived from providing ongoing solutions related to customer website content and are recognized as services are provided over the life of the contract.

Deferred Revenue - Deferred revenue consists of billings or payments received for future events in advance of revenue recognition. The Company recognizes these billings and payments as revenue when the revenue recognition criteria are met.

Income Taxes – The Company has elected to be treated as an S Corporation for federal and state income tax purposes whereby its income or losses are passed through to its stockholders. Accordingly, there is no provision for federal income taxes in these financial statements. The Company is liable in Massachusetts for state corporate taxes based upon tangible assets

The Company recognizes in its financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The Company' policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company did not have any unrecognized tax benefits or accrued interest and penalties during the years ended December 31, 2013 and 2012 and does not anticipate having any unrecognized tax benefits over the next twelve months. The Company is subject to audit by the IRS for tax periods commencing January 1, 2009.

3. PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2012 and March 31, 2012 consists of the following:

	December 2012	March 2012
Computer equipment	$ 224,347	$ 224,347
Audio and video equipment	87,761	87,761
Furniture and fixtures	12,478	12,478
Office equipment	51,496	27,153
Event equipment	82,020	82,020
	458,102	433,759
Accumulated depreciation	(255,218)	202,452
Property and equipment, net	$ 202,884	$ 231,307

4. RELATED PARTY TRANSACTIONS

Due from stockholder consists of non-interest bearing advances to one stockholder with no set repayment terms.

Due to stockholders consists of non-interest bearing advances from two stockholders with no set repayment terms.

Due from (to) affiliates consists of the net amounts due to or from three entities in which the stockholders of the Company have a non-controlling interest. These amounts arise primarily as a result of the Company having paid expenses totaling $188,550 and $624,444 during the nine months ended December 31, 2012 and 2011, respectively, on behalf of these three entities less amounts repaid by these entities. These advances have no set repayment terms.

Included in sales revenue for the nine months ended December 31, 2012 and 2011 are sales of $299,037 and $297,256, respectively with one entity related through common ownership.

The Company leases its office space under a non-cancelable lease agreement with a related party which expires August 1, 2015. Future minimum rent payment under this agreement are $72,369 for each of the years ending December 31, 2013, 2014 and $42,215 for the year ending December 31, 2015. Total rent expense, including common area, maintenance, taxes, insurance and utilities, was $74,666 and $103,223 for the nine months ended December 31, 2012 and 2011, respectively.

5. DEFERRED COMPENSATION

In September 2004 the Company entered into a deferred compensation arrangement with a former stockholder. Under the terms of the arrangement, beginning in January 2005, the former stockholder receives semi-monthly payments of $4,167 through December 2024. The amount included on the Company's balance sheets at December 31, 2012 and 2011 represents the net present value of the remaining payments calculated using a discount rate of 5%. The amount of deferred compensation expected to be paid within twelve months of the balance sheet date is classified as a current liability with the remainder classified as non-current. Future maturities of this obligation are as follows:

Year ending December 31:

2013	$ 56,251
2014	59,132
2015	62,160
2016	65,344
2017	68,691
Thereafter	615,391
Total	$ 926,969

6. CAPITAL LEASE OBLIGATIONS

The Company leases certain equipment under capital leases expiring in various years through 2016. The net book value of assets held under capital leases at December 31, 2012 and 2012 is $26,692 and $33,771, respectively. The annual repayments of capital lease obligations at December 31, 2012 are as follows:

2013	$ 18,456
2014	18,456
2015	11,196
2016	4,980
2017	2,585
Total minimum lease payments	55,677
Less amount representing interest	8,120
Present value of minimum lease payments	47,553
Present value of minimum lease payments due within one year	15,729
Present value of net minimum lease payments due beyond on year	$ 31,824

7. NOTE PAYABLE

The Company entered into a line of credit agreement with Boston Private Bank Trust Company in April 2012 in order to secure additional working capital. The agreement allows the Company to borrow an amount up to $250,000, guaranteed by Stephen Saber, John Saber and Nicholas Saber, at an interest rate of 4.5% and matures in June 2013.

8. SUBSEQUENT EVENTS

In January 2013 the Company repaid and replaced this line of credit with a new line of credit agreement which allows the Company to borrow up to $150,000 and a three year term loan in the amount of $350,000.

Management of the Company has evaluated subsequent events through March 27, 2013, the date these financial statements were available to be issued.

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